UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2020
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Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

166 North Roadrunner Parkway, Suite 1C Las Cruces, New Mexico	88011
(Address of principal executive offices)	(Zip Code)
(575) 424-2100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On July 30, 2020, Vieco 10 Limited (“Vieco 10”) distributed 77,290,438 shares of common stock of Virgin Galactic Holdings, Inc. (the “Company”) to Vieco 10’s existing stockholders on a pro rata basis, consisting of 62,403,260 shares distributed to Virgin Investments Limited (“VIL”) and 14,887,178 shares distributed to Aabar Space, Inc. (“Aabar”). In connection with such distribution, each of VIL and Aabar signed a joinder to the Company’s Stockholders’ Agreement (the “SHA”) and Amended and Restated Registration Rights Agreement (the “RRA”), each as filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2019, as contemplated by the SHA and the RRA.

VIL will assume Vieco 10’s board nomination and consent rights under the SHA. For purposes of determining the number of shares beneficially owned by VIL and the extent of VIL’s nomination and consent rights, the shares distributed to Aabar are deemed to be held by VIL until such time as Aabar transfers or sells such shares, subject to certain exceptions, as contemplated by the SHA. VIL and Aabar have also agreed to vote their respective outstanding shares of the Company’s common stock in accordance with the terms of the SHA.

The shares of the Company’s common stock received by VIL and Aabar remain subject to certain lockup restrictions under the RRA. Of the 62,403,260 shares received by VIL, 46,339,860 shares remain subject to lockup restrictions under the RRA, and of the 14,887,178 shares received by Aabar, 11,055,359 shares remain subject to lockup restrictions under the RRA, in each case until October 25, 2021. VIL and Aabar are also entitled to certain demand and piggyback registration rights under the RRA.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the SHA and the RRA, which are attached as Exhibit 10.9 and 10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2019, respectively, and the full text of the joinders, which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joinder to Stockholders’ Agreement
99.2	Joinder to Amended and Restated Registration Rights Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: July 30, 2020	By:	/s/ Michelle Kley
	Name:	Michelle Kley
	Title:	Executive Vice President and General Counsel